                                                                   Exhibit 10.20


                                                                  EXECUTION COPY

                      AMENDED AND RESTATED SECOND AMENDMENT

                          Dated as of October 30, 1998

            This AMENDED AND RESTATED SECOND AMENDMENT (the "Second Amendment") among The Donna Karan Company, a New York general partnership, The Donna Karan Company Store, G.P., a New York general partnership, Donna Karan Studio, a New York general partnership, and DK Footwear Partners, a New York general partnership (collectively, the "Borrowers"), the financial institutions from time to time parties thereto as lenders (the "Lenders"), the financial institutions from time to time parties thereto as issuing banks (the "Issuing Banks"), Citibank, N.A., in its capacity as administration agent for the Lenders and the Issuing Banks (the "Administrative Agent"), The Chase Manhattan Bank and Nationsbank, N.A., in their capacity as co-agents (the "Co-Agents"). This Second Amendment amends and restates the Second Amendment dated as of April 30, 1998 among the Borrowers, the Lenders, the Issuing Banks, the Administrative Agent and the Co-Agents.

                             PRELIMINARY STATEMENTS:

            (1) The Borrowers, the Lenders, the Issuing Banks, the Co-Agents and the Administrative Agent have entered into a Second Amended and Restated Credit Agreement dated as of January 29, 1998, as amended from time to time (as so amended, the "Credit Agreement"). Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

            (2) The Borrowers and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

            SECTION 1. Amendment to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

            (a) The definition of "Applicable Fixed Rate Margin" set forth in
      Section 1.01 of the Credit Agreement is amended by deleting such definition in its entirety and substituting therefor the following:

            "'Applicable Fixed Rate Margin' means a rate equal to 2.50% per annum until the day that the Borrowers deliver the EBITDA certificate pursuant to Section 7.01(f). Thereafter, such rate will fluctuate on such date and on the first day of each subsequent fiscal quarter based upon the Fixed Charge Coverage Ratio for the preceding twelve-month period, calculated as of the last day of such preceding twelve-month period, as set forth below:

            If the Fixed Charge                   Applicable Fixed
            Coverage Ratio is:                    Rate Margin
            ------------------                    -----------

            Less than 4.00                             2.50%

            Greater than or equal to
            4.00 but less than 5.00                    2.25%

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            Greater than or equal to 5.00              2.00%"

            (b) The definition of "Applicable Floating Rate Margin" set forth in
      Section 1.01 of the Credit Agreement is amended by deleting such definition in its entirety and substituting therefor the following:

            "'Applicable Floating Rate Margin' means a rate equal to 1.50% per annum until the day that the Borrowers deliver the EBITDA certificate pursuant to Section 7.01(f). Thereafter, such rate will fluctuate on such date and on the first day of each subsequent fiscal quarter based upon the Fixed Charge Coverage Ratio for the preceding twelve-month period, calculated as of the last day of such preceding twelve-month period, as set forth below:

            If the Fixed Charge                 Applicable Floating
            Coverage Ratio is:                  Rate Margin
            ------------------                  -----------

            Less than 4.00                             1.50%

            Greater than or equal to
            4.00 but less than 5.00                    1.25%

            Greater than or equal to 5.00              1.00%"

            (c) The definition of "Investment" in Section 1.01 of the Credit Agreement is amended by deleting the period at the end thereof and adding in substitution therefor the following:

            "; provided, however, that the subordinated indebtedness permitted under Section 9.01(x) issued in connection with the UK Acquisition shall be excluded from the calculation of Investments."

            (d) The definition of "Special Advance" set forth in Section 1.01 of the Credit Agreement is amended by deleting such definition in its entirety and substituting therefor the following:

            "'Special Advance Amount' means, at any time during July 1999 and August 1999, the lesser of (a) the amount which equals the product of ninety-five percent (95%) of Eligible Finished Goods Inventory and Eligible Raw Materials minus the Borrowing Base Inventory Availability and (b) $10,000,000 during July 1999 and $10,000,000 during August 1999; provided, however, (i) upon receipt of Net Cash Proceeds from one or more Asset Sales in an amount of up to $10,000,000 in the aggregate or (ii) if the Commitments are permanently reduced pursuant to Section 3.01, each such Special Advance Amount shall be reduced, on a dollar for dollar basis, at such time and for all times thereafter, by the amount of such Net Cash Proceeds or such permanent reduction, as the case may be."

            (e) Section 1.01 of the Credit Agreement is amended by adding a new definition after the term "Type" and before the term "Uniform Commercial Code" to read as follows:

            "'UK Acquisition' means the acquisition by one of the Borrowers or one of its direct or indirect wholly-owned Subsidiaries of the Donna Karan and DKNY United Kingdom


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            retail operations from affiliates of B.S. Ong/Club 21 for an upfront cash payment of up to $9,200,000 and the issuance of subordinated debt in the principal amount of up to $12,000,000, which subordinated debt shall be on terms and conditions satisfactory to the Administrative Agent."

            (f) Section 7.01 of the Credit Agreement is amended by adding a new subsection (f) at the end thereof to read as follows:

            "(f) EBITDA Report. On or prior to January 31, 2000, a certificate, signed by Donna Karan International's chief financial officer or controller, setting forth calculations (with such specificity as the Requisite Lenders may reasonably request) for the determination of EBITDA for the Fiscal Year 1999 and compliance with Section 10.06."

            (g) Section 9.01 of the Credit Agreement is amended by adding at the end thereof a new clause (x) to read as follows:

            "(x) subordinated indebtedness issued by one of the Borrowers or one of its direct or indirect wholly-owned Subsidiaries in connection with the UK Acquisition, which subordinated indebtedness shall be evidenced by a non-amortizing subordinated note in the principal amount of up to $12,000,000 with a maturity date no earlier than January 20, 2002 and have terms satisfactory to the Administrative Agent."

            (h) Section 9.03 of the Credit Agreement is amended by adding at the end thereof a new clause (viii) to read as follows:

            "(viii)Lien on the assets acquired in connection with the UK Acquisition or a Lien on a wholly-owned Subsidiary of a Borrower (so long as such Subsidiary holds nothing but the assets acquired in connection with the UK Acquisition), securing the subordinated indebtedness permitted under Section 9.01(x), provided that an intercreditor agreement, in form and substance satisfactory to the Administrative Agent, is entered into by the holder of such Lien and subordinated indebtedness."

            (i) Section 9.14 of the Credit Agreement is amended by deleting such
      Section in its entirety and substituting therefor the following:

            "9.14. Capital Expenditures. No member of the Donna Karan Group shall make or incur Capital Expenditures (a) during Fiscal Year 1998 if the aggregate amount of Capital Expenditures for the Donna Karan Group plus the aggregate amount of the Investments made pursuant to
            Section 9.04(iv) plus the $9,200,000 for the UK Acquisition would exceed Twenty-Seven Million Dollars ($27,000,000) for such Fiscal Year, (b) during Fiscal Year 1999 if the aggregate amount of Capital Expenditures for the Donna Karan Group plus the aggregate amount of the Investments made pursuant to Section 9.04(iv) would exceed Seventeen Million Two Hundred Thousand Dollars ($17,200,000) for such Fiscal Year, and (c) during Fiscal Year 2000 if the aggregate amount of Capital Expenditures for the Donna Karan Group plus the aggregate amount of the Investments made pursuant to Section 9.04(iv) would exceed Twenty Million Five Hundred Thousand Dollars ($20,500,000) for such Fiscal Year; provided, however, that the Donna Karan Group may carry forward from one Fiscal Year to another Fiscal Year any Capital Expenditures permitted hereunder, but not made or incurred in such Fiscal Year, in an amount of up to Five Million Dollars ($5,000,000); provided, further, that cost of


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            Equipment purchased to replace Equipment damaged or destroyed shall not be included in the calculations for Capital Expenditures under this Section 9.14 to the extent of the amount of insurance proceeds received and applied against the Obligations."

            (j) Section 10.01 of the Credit Agreement is amended by deleting such Section in its entirety and substituting therefor the following:

            "10.01. Minimum Adjusted Net Worth. The Adjusted Net Worth of Donna Karan International and its Subsidiaries on a consolidated basis at the end of each fiscal quarter set forth below shall not be less than the amount set forth opposite such quarter:

            Fiscal Quarter                                        Minimum Amount
            --------------                                        --------------

            First Fiscal Quarter 1998                             $100,000,000
            Second Fiscal Quarter 1998                            $ 95,000,000
            Third Fiscal Quarter 1998                             $100,000,000
            Fourth Fiscal Quarter 1998                            $115,000,000
            First Fiscal Quarter 1999                             $115,000,000
            Second Fiscal Quarter 1999                            $115,000,000
            Third Fiscal Quarter 1999                             $120,000,000
            Fourth Fiscal Quarter 1999                            $120,000,000
            First Fiscal Quarter 2000                             $120,000,000
            Second Fiscal Quarter 2000                            $120,000,000
            Third Fiscal Quarter 2000                             $125,000,000
            Fourth Fiscal Quarter 2000                            $125,000,000

            (k) Section 10.02 of the Credit Agreement is amended by deleting such Section in its entirety and substituting therefor the following:

            "10.02. Minimum Interest Coverage Ratio. The Interest Coverage Ratio of Donna Karan International and its Subsidiaries on a consolidated basis at the end of each fiscal quarter set forth below shall not be less than the ratio set forth opposite such quarter:

            Fiscal Quarter                                 Ratio
            --------------                                 -----

            Fourth Fiscal Quarter 1998                  3.00  to 1.0
            First Fiscal Quarter 1999                   3.00  to 1.0
            Second Fiscal Quarter 1999                  3.00  to 1.0
            Third Fiscal Quarter 1999                   3.00  to 1.0
            Fourth Fiscal Quarter 1999                  4.50  to 1.0
            First Fiscal Quarter 2000                   4.50  to 1.0
            Second Fiscal Quarter 2000                  5.00  to 1.0
            Third Fiscal Quarter 2000                   5.00  to 1.0
            Fourth Fiscal Quarter 2000                  5.00  to 1.0"

            (l) Section 10.03 of the Credit Agreement is amended by deleting such Section in its entirety and substituting therefor the following:


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            "10.03. Minimum Fixed Charge Coverage Ratio. The Fixed Charge
            Coverage Ratio of Donna Karan International and its Subsidiaries on a consolidated basis at the end of each fiscal quarter set forth below shall not be less than the ratio set forth opposite such quarter:

            Fiscal Quarter                                 Ratio
            --------------                                 -----

            Fourth Fiscal Quarter 1998                 10.50 to 1.0
            Fourth Fiscal Quarter 1999                  2.50 to 1.0
            First Fiscal Quarter 2000                   3.00 to 1.0
            Second Fiscal Quarter 2000                  3.00 to 1.0
            Third Fiscal Quarter 2000                   3.00 to 1.0
            Fourth Fiscal Quarter 2000                  3.00 to 1.0"

            (m) Section 10.04 of the Credit Agreement is amended by deleting such Section in its entirety and substituting therefor the following:

            "10.04. Minimum Working Capital Ratio. The Working Capital Ratio of Donna Karan International and its Subsidiaries on a consolidated basis at the end of each fiscal quarter set forth below shall not be less than the ratio set forth opposite such quarter:

            Fiscal Quarter                         Ratio
            --------------                         -----

            Fourth Fiscal Quarter 1999          1.40 to 1.0
            First Fiscal Quarter 2000           1.40 to 1.0
            Second Fiscal Quarter 2000          1.40 to 1.0
            Third Fiscal Quarter 2000           1.40 to 1.0
            Fourth Fiscal Quarter 2000          1.40 to 1.0"

            (n) Section 10.05 of the Credit Agreement is amended by deleting such Section in its entirety and substituting therefor the following:

            "10.05. Maximum Leverage Ratio. The Leverage Ratio of Donna Karan International and its Subsidiaries on a consolidated basis at the end of each fiscal quarter set forth below shall not be greater than the ratio set forth opposite such quarter:

            Fiscal Quarter                         Ratio
            --------------                         -----

            Fourth Fiscal Quarter 1998          2.00 to 1.0
            First Fiscal Quarter 1999           2.00 to 1.0
            Second Fiscal Quarter 1999          2.00 to 1.0
            Third Fiscal Quarter 1999           3.00 to 1.0
            Fourth Fiscal Quarter 1999          2.00 to 1.0
            First Fiscal Quarter 2000           2.00 to 1.0
            Second Fiscal Quarter 2000          2.00 to 1.0
            Third Fiscal Quarter 2000           2.00 to 1.0
            Fourth Fiscal Quarter 2000          2.00 to 1.0"

            (o) Article X of the Credit Agreement is amended by adding a new Section at the end thereof to read as follows:


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            "10.06. EBITDA. The EBITDA for Donna Karan International and its
            Subsidiaries on a consolidated basis at the end of the fourth fiscal quarter of 1999 shall be at least $30,000,000."

            SECTION 2. Conditions of Effectiveness. This Second Amendment shall become effective when the Administrative Agent shall have received (i) counterparts of this Second Amendment executed by the Borrowers and the Requisite Lenders and (ii) the documents set forth on Schedule I attached hereto.

            SECTION 3. Representations and Warranties of the Borrowers. Each Borrower represents and warrants as follows:

            (a) After giving effect to this Second Amendment, all of the representations and warranties contained in Section 6.01 of the Credit Agreement and in the other Loan Documents shall be true in all material respects.

            (b) After giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing.

            (c) As of the date hereof, no material adverse change shall have occurred in the condition (financial or otherwise), performance, properties, operations or prospects of the Borrowers or Donna Karan International and its Subsidiaries, taken as a whole, since December 29, 1996 except as publicly disclosed prior to the date hereof.

            SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Second Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

            (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrowers under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

            (c) The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            SECTION 5. Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

            SECTION 6. Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


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            IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed as of the date first above written.

                           THE DONNA KARAN COMPANY

                           By: Donna Karan International Inc., a general partner

                               By:         /s/ JOSEPH PARSONS
                                   ---------------------------------------------
                                   Title:  Executive Vice President
                                          --------------------------------------


                           DONNA KARAN STUDIO

                           By: Donna Karan International Inc., a general partner

                               By:         /s/ JOSEPH PARSONS
                                   ---------------------------------------------
                                   Title:  Executive Vice President
                                          --------------------------------------


                           THE DONNA KARAN COMPANY STORE, G.P.

                           By: Donna Karan International Inc., a general partner

                               By:         /s/ JOSEPH PARSONS
                                   ---------------------------------------------
                                   Title:  Executive Vice President
                                          --------------------------------------


                           DK FOOTWEAR PARTNERS

                           By: Donna Karan International Inc., a general partner

                               By:         /s/ JOSEPH PARSONS
                                   ---------------------------------------------
                                   Title:  Executive Vice President
                                          --------------------------------------


                           CITIBANK, N.A., as Administrative Agent and Lender

                               By:   /s/
                                   ---------------------------------------------
                                   Vice President


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                           THE CHASE MANHATTAN BANK, as Co-Agent and Lender

                           By:   /s/
                               -------------------------------------------------
                               Title:


                           NATIONSBANK N.A., as Co-Agent and Lender

                           By:   /s/
                               -------------------------------------------------
                               Title:


                           PNC BANK NATIONAL ASSOCIATION

                           By:   /s/
                               -------------------------------------------------
                               Title:


                           THE CIT GROUP/COMMERCIAL SERVICES, INC.

                           By:   /s/
                               -------------------------------------------------
                               Title:


                           NATIONAL CITY COMMERCIAL FINANCE, INC.

                           By:   /s/
                               -------------------------------------------------
                               Title:


                           PPM AMERICA, INC.

                           By:   /s/
                               -------------------------------------------------
                               Title:


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